UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or Section 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report - April 22, 2005

                              CH ENERGY GROUP, INC.
             (Exact name of registrant as specified in its charter)

   NEW YORK                             0-30512                     14-1804460
State or other                  (Commission File Number)          (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                    Number)

284 South Avenue, Poughkeepsie, New York                             12601-4879
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code (845) 452-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

            On April 20, 2005, Registrant issued its first quarter 2005 earnings, as described in the Press Release of Registrant filed herewith as Exhibit 99, to which reference is made.

            This information is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure.

            See Item 2.02 Results of Operations and Financial Condition.

            Registrant also reported that it anticipates sales growth equivalent to 28 cents per share this year, which will replace a substantial portion of the expired special auction incentive awarded to Central Hudson several years ago by the New York State Public Service Commission.

            Statements included in this current Report and the documents incorporated by reference which are not historical in nature are intended to be and are hereby identified as "forward-looking statements" for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Forward-looking statements may be identified by words including "anticipates," "believes," "projects," "intends," "estimates," "expects," "plans," "assumes," "seeks," and similar expressions. Forward-looking statements including, without limitation, those relating to Registrants' future business prospects, revenues, proceeds, working capital, liquidity, income, and margins, are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements, due to several important factors including those identified from time to time in the forward-looking statements. Those factors include, but are not limited to: weather; energy supply and demand; fuel prices; interest rates; potential future acquisitions; developments in the legislative, regulatory and competitive environment; market risks; electric and natural gas industry restructuring and cost recovery; the ability to obtain adequate and timely rate relief; changes in fuel supply or costs including future market prices for energy capacity and ancillary services; the success of strategies to satisfy electricity, natural gas, fuel oil, and propane requirements; the outcome of pending litigation and certain environmental matters, particularly the status of inactive hazardous waste disposal sites and waste site remediation requirements; and certain presently unknown or unforeseen factors, including, but not limited to, acts of terrorism. Registrants undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. Given these uncertainties, undue reliance should not be placed on the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

            (c)   Exhibits. See Exhibit Index.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CH ENERGY GROUP, INC.
                                                     (Registrant)


                                  By:             /s/ Donna S. Doyle
                                     -------------------------------------------
                                                    DONNA S. DOYLE
                                      Vice President - Accounting and Controller

Dated: April 22, 2005

                                  Exhibit Index

Exhibit No.
Regulation S-K
Item 601
Designation                             Exhibit Description
--------------                          -------------------

      99 Press Release of CH Energy Group, Inc., issued April 20, 2005, relating to its first quarter 2005 earnings.